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                                                                    EXHIBIT 99.1
                                                                    ------------
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                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 1998-B

                              SUBJECT TO REVISION

                                   TERM SHEET

     The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the Prospectus. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms elsewhere in this Prospectus Supplement or the Prospectus.

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Issuer..............................  AmeriCredit Automobile Receivables Trust 1998-B (the "Trust" or the
                                      "Issuer"), a Delaware business trust to be formed pursuant to a
                                      Trust Agreement, dated as of May 11, 1998 (the "Trust Agreement"), among the Seller and the Owner Trustee.
Seller..............................  AFS Funding Corp. (the "Seller"), a special purpose financing subsidiary of AmeriCredit.
Servicer............................  AmeriCredit Financial Services, Inc. (in its individual capacity,
                                      "AmeriCredit" and, as servicer, the "Servicer"), a Delaware corporation.
Insurer.............................  Financial Security Assurance Inc. (the "Insurer"), a New York
                                      financial guaranty insurance company.
Indenture Trustee...................  Bank One, N.A. (the "Indenture Trustee").
Owner Trustee.......................  Bankers Trust (Delaware) (the "Owner Trustee").
Statistical Calculation Date........  May 1, 1998.
Initial Cutoff Date.................  May 11, 1998.
Closing Date........................  May 27, 1998.
The Notes...........................  The Trust will issue Class A-1 ____% Asset Backed Notes (the "Class
                                      A-1 Notes") in the aggregate original principal amount of
                                      $116,000,000 Class A-2 Floating Rate Asset Backed Notes (the "Class
                                      A-2 Notes") in the aggregate original principal amount of
                                      $174,00,000, Class A-3 Floating Rate Asset Backed Notes (the "Class
                                      A-3 Notes") in the aggregate original principal amount of
                                      $77,000,000, Class A-4 ____% Asset Backed Notes (the "Class A-4
                                      Notes") in the aggregate original principal amount of $108,000,000 and Class A-5 ____% Asset Backed Notes (the "Class A-5 Notes") in
                                      the aggregate original principal amount of $50,000,000  The Class
                                      A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4
                                      Notes and the Class A-5 Notes (collectively, the "Notes") will be issued pursuant to an Indenture, dated as of May 11, 1998, among the
                                      Issuer and Bank One, N.A., as Indenture Trustee and as Trust
                                      Collateral Agent (the "Trust Collateral Agent").  The Notes will be offered for purchase in denominations of $1,000 and integral multiples thereof in book-entry form only.  Persons acquiring beneficial interests in the Notes will hold their interests through
                                      DTC in the United States or Cedel Bank, societe anonyme ("Cedel") or the Euroclear System ("Euroclear") in Europe.
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                                      The Notes will be secured by the assets of the Trust pursuant to the
                                      Indenture.
The Certificates....................  The Trust will issue Asset Backed Certificates (the "Certificates")
                                      which represent the equity ownership in the Trust, and are subordinate in right of payment to the Notes.  The Certificates do not have a principal balance.  The Certificates will be issued pursuant to the Trust Agreement.  The Certificates are not being offered hereby.
Trust Property......................  Each Note will represent an obligation of the Trust.  The Trust's assets (the "Trust Property") will include, among other things, certain motor vehicle retail installment sale contracts (the
                                      "Initial Receivables"), secured by new and used automobiles, light duty trucks and vans (the "Initial Financed Vehicles"), certain monies received thereunder after the Initial Cutoff Date, an assignment of the security interests in the Initial Financed
                                      Vehicles securing the Initial Receivables, the related Receivables
                                      Files, all rights to proceeds from claims on certain physical damage, credit life and disability insurance policies covering the
                                      Initial Financed Vehicles or the Obligors, as the case may be, all rights to liquidation proceeds with respect to the Initial
                                      Receivables, an assignment of the right of the Seller against
                                      Dealers under agreements between AmeriCredit and such Dealers, certain bank accounts, all proceeds of the foregoing, and certain rights under the Trust Documents.  The Trust Property also will include an assignment of the Seller's rights against AmeriCredit and
                                      CP Funding Corp., a Nevada corporation which is a wholly owned subsidiary of AmeriCredit ("CP Funding"),  under the Purchase
                                      Agreement upon the occurrence of certain breaches of representations and warranties.  The Initial Receivables will be purchased by the
                                      Seller from AmeriCredit and CP Funding pursuant to a purchase agreement (the "Purchase Agreement") between the Seller, CP Funding and AmeriCredit on or prior to the date of issuance of the Notes.
                                      Additional motor vehicle retail installment sale contracts (the
                                      "Subsequent Receivables") secured by new and used automobiles, light duty trucks and vans (the "Subsequent Financed Vehicles") and related property are intended to be purchased by the Trust from the
                                      Seller from time to time on or before July 31, 1998, from funds on deposit in the Pre-Funding Account.  The Subsequent Receivables will be purchased by the Seller from AmeriCredit and CP Funding pursuant to one or more subsequent purchase agreements (each, a "Subsequent
                                      Purchase Agreement") between the Seller, CP Funding and AmeriCredit.
                                      The purchase by the Trust of the Subsequent Receivables is subject to the satisfaction of certain conditions.  The Initial Receivables and the Subsequent Receivables are hereinafter referred to as the
                                      "Receivables," and the Initial Financed Vehicles and the Subsequent
                                      Financed Vehicles are hereinafter referred to as the "Financed
                                      Vehicles."
Receivables.........................  The Receivables consist of motor vehicle retail installment sale contracts originated by Dealers and then acquired by AmeriCredit pursuant to its Contract Acquisition Program.  The motor vehicle retail installment sale contracts consist primarily of contracts with individuals with less than perfect credit due to various factors, including, among other things, the manner in which such individuals have handled previous credit, the limited extent of their prior credit history and/or their limited financial resources.
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                                      The statistical information presented herein is based on the Initial
                                      Receivables as of the Statistical Calculation Date.  The Initial
                                      Receivables have an aggregate Principal Balance of $381,031,094.44 as of the Statistical Calculation Date.  AmeriCredit expects that the Initial Receivables will have an aggregate Principal Balance of approximately $425,000,000 as of the Initial Cutoff Date.  The
                                      additional Receivables will represent Receivables acquired by
                                      AmeriCredit prior to the Initial Cutoff Date.  In addition, as of the Statistical Calculation Date as to which statistical information is presented herein, some amortization will occur prior to the
                                      Initial Cutoff Date.  In addition, certain Receivables included as of the Statistical Calculation Date may prepay in full or may be determined not to meet the eligibility requirements and may not be included.  As a result of the foregoing, the statistical
                                      distribution of characteristics as of the Initial Cutoff Date will vary somewhat from the statistical distribution of such
                                      characteristics as of the Statistical Calculation Date as presented herein, although such variance is not material.
                                      The Initial Receivables have, as of the Statistical Calculation
                                      Date, a weighted average annual percentage rate ("APR") of approximately 18.8%, a weighted average original maturity of approximately 57 months and a weighted average remaining maturity of approximately 55 months.  Each of the Initial Receivables also will have a remaining term of not more than 72 months and not less than 3 months as of the Statistical Calculation Date.
                                      Following the Closing Date, the Trust will be obligated to purchase from time to time on or before the end of the Funding Period (as defined below), subject to the availability thereof, Subsequent
                                      Receivables consisting of retail automobile installment sale contracts acquired by the Seller from AmeriCredit and CP Funding.
                                      The aggregate Principal Balance of the Subsequent Receivables is anticipated by AmeriCredit to equal approximately $100,000,000.  In connection with each purchase of Subsequent Receivables, the Trust will be required to pay to the Seller a cash purchase price equal to the principal amount thereof from the Pre-Funding Account.
                                      AmeriCredit will designate as a cutoff date (each, a "Subsequent
                                      Cutoff Date") a date to be specified in the related  subsequent transfer agreement, provided, however, that such date shall be on or before the Subsequent Transfer Date (as defined below).  Subsequent
                                      Receivables will be conveyed to the Seller and then reconveyed by the Seller to the Trust on designated dates (each, a "Subsequent
                                      Transfer Date") occurring during the Funding Period.  The Trust may purchase the Subsequent Receivables only from the Seller and not from any other person, and the Seller may purchase the Subsequent
                                      Receivables only from  AmeriCredit and CP Funding.  The Subsequent
                                      Receivables must satisfy certain eligibility criteria.
The Policy..........................  On the Closing Date, the Insurer will issue to the Trust Collateral
                                      Agent as agent for the Indenture Trustee, a financial guaranty insurance policy (the "Policy").  Pursuant to the Policy, the
                                      Insurer will unconditionally and irrevocably guarantee to the
                                      Noteholders payment of the scheduled payments for each Insured
                                      Distribution Date.
                                      The "Insured Distribution Date" will be the twelfth day of each month, or, if such twelfth day is not a Business Day, the next following Business Day.  In the event that, on any Distribution
                                      Date,
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                                      the Noteholders did not receive the full amount of the
                                      scheduled payment then due to them, such shortfall (together with, in the case of an interest shortfall, interest thereon at the related Interest Rate) shall be due and payable and shall be funded on the Insured Distribution Date either from the Spread Account or from the proceeds of a drawing under the Policy.  The Record Date applicable to an Insured Distribution Date shall be the Record Date applicable to the related Distribution Date.
Terms of the Notes..................  The principal terms of the Notes will be as described below:
   A. Distribution Dates............  For so long as AmeriCredit is the Servicer, payments of interest and principal on the Notes will be made on the fifth day of each month
                                      (or, if such fifth day is not a Business Day, on the next following
                                      Business Day; provided, that such day for payment shall in no event be earlier than the third Business Day of the month)(each, a
                                      "Distribution Date") commencing June 5, 1998.  Payments will be made to holders of record of the Notes (the "Noteholders") as of the close of business on the Business Day immediately preceding such
                                      Distribution Date (a "Record Date").  A "Business Day" is a day
                                      other than a Saturday, Sunday or other day on which commercial banks located in the states of Texas, Delaware, Ohio or New York are authorized or obligated to be closed.
                                      If the backup servicer or another successor servicer becomes the
                                      Servicer, the "Distribution Date" will thereafter become the twelfth day of each month, or if such twelfth day is not a Business Day, the next following Business Day (i.e., the "Distribution Date" and the
                                      "Insured Distribution Date" will thereafter be the same date).
                                      The Insurer will only make payment of any unpaid interest and principal on the Notes on the Insured Distribution Date, which will be the twelfth day of each month, or if such twelfth day is not a
                                      Business Day, the next following Business Day.  An "Event of
                                      Default" with respect to the Notes will only occur if the full amount of the required monthly payment has not been distributed on or prior to the related Insured Distribution Date.
   B. Final Scheduled Distribution
      Dates.........................  For the Class A-1 Notes, the June 1999 Insured Distribution Date;
                                      for the Class A-2 Notes, the June 2001 Insured Distribution Date;
                                      for the Class A-3 Notes, the January 2002 Insured Distribution Date;
                                      for the Class A-4 Notes, the December 2002 Insured Distribution
                                      Date; and for the Class A-5 Notes, the January 2005 Insured
                                      Distribution Date.
   C. Interest Rates................  The Class A-1 Notes, the Class A-4 Notes and the Class A-5 Notes
                                      will bear interest at the respective fixed per annum rates set forth on the cover page hereof.  The Class A-2 Notes will bear interest at a floating rate equal to the London interbank offered rates for one-month U.S. dollar deposits ("LIBOR") plus ____%.  The Class A-3
                                      Notes will bear interest at a floating rate equal to the London interbank offered rates for one-month U.S. dollar deposits ("LIBOR")
                                      plus ____%.  Each such interest rate for a Class of Notes is referred to as the "Interest Rate."
   D. Interest......................  Interest on the Notes of each Class will accrue at the applicable
                                      Interest Rate from and including the most recent Distribution Date on which interest has been paid (or, in the case of the first
                                      Distribution Date, from and including the Closing Date) to, but excluding, the
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                                      following Distribution Date (each, an "Interest
                                      Period").  In the case of the first Distribution Date, the Interest
                                      Period shall be nine days.  The interest which accrues during an
                                      Interest Period shall accrue on the principal amount of the Notes of each Class outstanding as of the end of the prior Distribution Date
                                      (or, in the case of the first Distribution Date, as of the Closing
                                      Date); provided, that if such principal balance is further reduced by a payment of principal on the Insured Distribution Date which immediately follows such prior Distribution Date, then such interest shall accrue (i) from and including such prior Distribution Date to, but excluding, such related Insured Distribution Date, on the principal balance outstanding as of the end of the prior
                                      Distribution Date (or, in the case of the first Distribution Date, as of the Closing Date) and (ii) from and including such Insured
                                      Distribution Date, to, but excluding, the following Distribution
                                      Date, on the principal balance outstanding as of the end of such
                                      Insured Distribution Date.  Interest on the Notes for any
                                      Distribution Date due but not paid on such Distribution Date will be due on the next Insured Distribution Date together with, to the extent permitted by law, interest on such amount at the applicable
                                      Interest Rate.  The amount of interest distributable on the Notes on each Distribution Date will equal interest accrued during the related Interest Period, plus any shortfall amount carried-forward.
                                      Interest on the Class A-1 Notes, the Class A-2 Notes and the Class
                                      A-3 Notes will be calculated on the basis of a 360-day year and the actual number of days elapsed in the applicable Interest Period.
                                      Interest on the Class A-4 Notes and the Class A-5 Notes will be calculated on the basis of a 360-day year consisting of twelve
                                      30-day months.
   E. Principal.....................  Principal of the Notes will be payable on each Distribution Date in an amount equal to the Noteholders' Principal Distributable Amount and the Noteholders' Accelerated Principal Amount, if any, for the
                                      calendar month (the "Monthly Period") preceding such Distribution
                                      Date.  The Noteholders' Principal Distributable Amount will equal the sum of (x) the Noteholders' Percentage of the Principal
                                      Distributable Amount and (y) any unpaid portion of the amount described in clause (x) with respect to a prior Distribution Date.
                                      The "Principal Distributable Amount" with respect to any
                                      Distribution Date will be an amount equal to the sum of the following amounts with respect to the related Monthly Period, computed in accordance with the simple interest method:  (i)
                                      collections on Receivables (other than Liquidated and Purchased
                                      Receivables) allocable to principal, including full and partial principal prepayments, (ii) the Principal Balance of each Receivable
                                      (other than Purchased Receivables) that became a Liquidated
                                      Receivable during the related Monthly Period, (iii)(A) the portion of the Purchase Amount allocable to principal of all Receivables that became Purchased Receivables as of the immediately preceding
                                      Record Date and (B) at the option of the Insurer, the outstanding
                                      Principal Balances of those Receivables that were required to be repurchased by the Seller and/or AmeriCredit during such Monthly
                                      Period but were not so repurchased, and (iv) the aggregate amount of
                                      Cram Down Losses during such Monthly Period.
                                      Any amount of principal due on the Notes on a Distribution Date and not paid on such Distribution Date shall be due and payable on the following Insured Distribution Date.
                                      The Noteholders' Percentage will be 100% until the Class A-5 Notes
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                                      have been paid in full and thereafter will be zero.  No principal will be paid on a Class of Notes until the principal of all Classes of Notes having a lower numerical Class designation has been paid in full.  In addition, the outstanding principal amount of the Notes of any Class, to the extent not previously paid, will be payable on the respective Final Scheduled Distribution Date for such Class (and, if not paid in full on such date, will be paid on the Insured
                                      Distribution Date immediately following such Final Scheduled
                                      Distribution Date).
   F. Optional Redemption...........  The Class A-5 Notes, to the extent still outstanding, may be redeemed in whole, but not in part, on any Distribution Date on which the Servicer exercises its option to purchase the Receivables, which, subject to certain requirements can occur after the Pool
                                      Balance declines to 10% or less of the Original Pool Balance, at a redemption price equal to the unpaid principal amount of the Notes of such Class plus accrued and unpaid interest thereon.  The
                                      Original Pool Balance will equal the sum of (i) the aggregate
                                      Principal Balance of the Initial Receivables as of the Initial
                                      Cutoff Date plus (ii) the aggregate Principal Balances of all
                                      Subsequent Receivables added to the Trust as of their respective
                                      Subsequent Cutoff Dates (the "Original Pool Balance").
   G. Mandatory Redemption..........  Each Class of Notes will be redeemed in part on the Mandatory
                                      Redemption Date (as defined under "Pre-Funding Account" below) in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre-Funding Account at the end of the Funding Period.
                                      The aggregate principal amount of each Class of Notes to be redeemed will be an amount equal to such Class's pro rata share (based on the respective current principal amount of each Class of Notes) of the
                                      Pre-Funded Amount at the end of the Funding Period (such Class's
                                      "Note Prepayment Amount"); provided, that if the aggregate remaining amount in the Pre-Funding Account is $100,000 or less, such amount will be applied exclusively to reduce the outstanding principal balance of the Class of Notes then entitled to receive distributions of principal.
                                      The Notes may be accelerated and subject to immediate payment at par upon the occurrence of an Event of Default under the Indenture.  So long as no Insurer Default shall have occurred and be continuing, an
                                      Event of Default under the Indenture will occur only upon delivery by the Insurer to the Indenture Trustee of notice of the occurrence of certain events of default under the Insurance and Indemnity
                                      Agreement, dated as of May 11, 1998 (the "Insurance Agreement"), among the Insurer, the Trust, AmeriCredit, AmeriCredit Corp., CP
                                      Funding and the Seller.  In the case of such an Event of Default, the Notes will automatically be accelerated and subject to immediate payment at par.  The Policy does not guarantee payment of any amounts that become due on an accelerated basis, unless the Insurer elects, in its sole discretion, to pay such amounts in whole or in part.
Pre-Funding Account.................  On the Closing Date, a cash amount equal to approximately
                                      $100,000,000 (the "Initial Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account") which will be established with the Trust Collateral Agent.  The "Funding Period" is the period from the Closing Date until the earliest of the date on which (i)
                                      the amount on deposit in the Pre-Funding Account is less than
                                      $100,000, (ii) a Servicer Termination Event occurs under the Sale and Servicing Agreement, or (iii) July 31, 1998.  The Initial
                                      Pre-Funded Amount as
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                                      reduced from time to time during the Funding
                                      Period by the amount thereof used to purchase Subsequent Receivables in accordance with the Sale and Servicing Agreement is referred to herein as the "Pre-Funded Amount."  The Seller expects that the
                                      Pre-Funded Amount will be reduced to less than $100,000 on or before the end of the Funding Period.  Any Pre-Funded Amount remaining at the end of the Funding Period will be payable to the Noteholders on the Mandatory Redemption Date as described herein.  The "Mandatory
                                      Redemption Date" is the earlier of (i) the Distribution Date in
                                      August 1998 or (ii) if the last day of the Funding Period occurs on or prior to the Calculation Date (as defined below) occurring in
                                      June or July 1998, the Distribution Date relating to such
                                      Calculation Date.
                                      The "Calculation Date" is the close of business on the last day of each Monthly Period.
Capitalized Interest Account........  On the Closing Date, a cash amount shall be deposited in an account
                                      (the "Capitalized Interest Account") which will be established with the Trust Collateral Agent.  The amount, if any, deposited in the
                                      Capitalized Interest Account will be applied on the Distribution
                                      Dates occurring in June, July and August 1998 to fund an amount (the
                                      "Monthly Capitalized Interest Amount") equal to the amount of interest accrued for each such Distribution Date at the weighted average Interest Rates on the portion of the Notes having a principal balance in excess of the Principal Balances of the Initial
                                      Receivables (which portion will equal the Pre-Funded Amount).  Any amounts remaining in the Capitalized Interest Account on the
                                      Mandatory Redemption Date and not used for such purposes are required to be paid directly to the Seller on such date.
Ratings.............................  It is a condition to issuance that the Class A-l Notes be rated A-1+
                                      by Standard & Poor's Ratings Services, a division of The McGraw-Hill
                                      Companies, Inc. ("S&P"), and P-1 by Moody's Investors Service, Inc.
                                      ("Moody's" and together with S&P, the "Rating Agencies"), and that the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and
                                      the Class A-5 Notes be rated AAA by S&P and Aaa by Moody's.  The ratings by the Rating Agencies of the Notes will be (i) with respect to the Class A-1 Notes, without regard to the Policy in the case of
                                      S&P and substantially based on the Policy in the case of Moody's and
                                      (ii) with respect to all other Classes of Notes, based on the
                                      Policy.  To the extent that such ratings are based on the Policy, such ratings apply to distributions due on the Insured Distribution
                                      Dates, and not to distributions due on the Distribution Dates.
                                      There is no assurance that the ratings initially assigned to the
                                      Notes will not subsequently be lowered or withdrawn by the Rating
                                      Agencies.
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     The composition and distribution by APR and geographic concentration of the
Initial Receivables Pool as of the Statistical Calculation Date are set forth in the following tables:

                                       COMPOSITION OF THE INITIAL RECEIVABLES AS OF THE STATISTICAL CALCULATION DATE
                                                           New                            Used                     Total
                                                      --------------               ---------------               ---------------
Aggregate Principal Balance(1)                        $59,407,333.41               $321,623,761.03               $381,031,094.44
Number of Receivables                                          3,979                        27,463                        31,442
Percent of Aggregate Principal Balance                         15.59%                        84.41%                       100.00
Average Principal Balance                             $    14,930.22               $     11,711.17               $     12,118.54
  Range of Principal Balances                 ($438.90 to 29,949.65)        ($268.79 to 29,963.02)

Weighted Average APR(1)                                        17.05%                        19.15%                        18.82%
  Range of APRs                                           (12% to 26%)               (12% to 29.99%)
Weighted Average Remaining Term                            58 months                     55 months                     55 months
  Range of Remaining Terms                           (4 to 72 months)             (3 to 72  months)
Weighted Average Original Term                             60 months                     56 months                     57 months
  Range of Original Terms                           (12 to 72 months)             (12 to 72 months)

(1) Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts' aggregate yield on the Aggregate Principal Balance.

           DISTRIBUTION OF THE INITIAL RECEIVABLES BY APR AS OF THE STATISTICAL CALCULATION DATE
                                   Aggregate           % of Aggregate      Number of    % of Total Number
         APR Range            Principal Balance(1)  Principal Balance(2)  Receivables   of Receivables(2)
------------------            -------------------   --------------------  -----------   -----------------
12,000% to 12.999%              $ 24,766,787.21                  6.50%          1,610               5.12%
13.000 to 13.999                  10,159,917.14                  2.67             646               2.05
14.000 to 14.999                   9,235,904.45                  2.42             590               1.88
15.000 to 15.999                  19,422,540.95                  5.10           1,271               4.04
16.000 to 16.999                  19,206,915.56                  5.04           1,330               4.23
17.000 to 17.999                  35,250,264.13                  9.25           2,631               8.37
18.000 to 18.999                  72,694,647.70                 19.08           5,939              18.89
19.000 to 19.999                  35,915,835.89                  9.43           2,898               9.22
20.000 to 20.999                  43,486,211.72                 11.41           3,705              11.78
21.000 to 21.999                  62,901,136.19                 16.51           5,948              18.92
22.000 to 22.999                  20,438,398.89                  5.36           1,980               6.30
23.000 to 23.999                  16,150,518.04                  4.24           1,594               5.07
24.000 to 24.999                   7,044,032.64                  1.85             723               2.30
25.000 to 25.999                   3,301,013.49                   .87             416               1.32
26.000 to 26.999                     724,350.11                   .19             112                .36
27.000 to 27.999                     145,886.08                   .04              19                .06
28.000 to 28.999                      24,957.17                   .01               5                .02
29.000 to 29.999                     161,777.08                   .04              25                .08

TOTAL                           $381,031,094.44                100.00%         31,442             100.00%

(1)  Aggregate Principal Balances include some portion of accrued interest.
(2)  Percentages may not add to 100% because of rounding.
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
         DISTRIBUTION OF THE INITIAL RECEIVABLES BY GEOGRAPHIC LOCATION OF OBLIGOR AS OF THE STATISTICAL CALCULATION DATE
                                         Aggregate                 % of Aggregate           Number of          % of Total Number
    State                          Principal Balance(1)        Principal Balance(2)       Receivables         of Receivables(2)
-----------                        --------------------        --------------------       -------------       ------------------
Arizona                                $ 15,726,224.45                        4.13%               1,338                    4.26%
California                               50,030,121.90                       13.13                3,875                   12.32
Colorado                                  5,247,999.96                        1.38                  523                    1.66
Connecticut                               3,509,439.65                         .92                  291                     .93
Delaware                                  1,563,216.05                         .41                  129                     .41
Florida                                  23,181,330.89                        6.08                1,891                    6.01
Georgia                                  13,911,414.89                        3.65                1,074                    3.42
Illinois                                 20,567,298.24                        5.40                1,651                    5.25
Indiana                                   3,887,472.31                        1.02                  371                    1.18
Kansas                                    3,110,382.42                         .82                  269                     .86
Kentucky                                  6,664,278.00                        1.75                  562                    1.79
Maryland                                  8,577,659.72                        2.25                  661                    2.10
Massachusetts                             4,644,071.80                        1.22                  443                    1.41
Michigan                                 13,758,906.48                        3.61                1,161                    3.69
Minnesota                                 5,766,901.37                        1.51                  463                    1.47
Mississippi                               1,907,005.61                         .50                  141                     .45
Missouri                                  7,236,899.24                        1.90                  676                    2.15
Nevada                                    6,568,127.95                        1.72                  562                    1.79
New Jersey                               14,545,688.02                        3.82                1,187                    3.78
New Mexico                                2,140,775.54                         .56                  170                     .54
New York                                 19,444,888.18                        5.10                1,526                    4.85
North Carolina                           11,827,326.63                        3.10                  958                    3.05
Ohio                                     18,241,696.60                        4.79                1,540                    4.90
Oklahoma                                  4,159,306.73                        1.09                  396                    1.26
Oregon                                    2,904,618.54                         .76                  249                     .79
Pennsylvania                             19,022,029.51                        4.99                1,583                    5.03
South Carolina                            4,616,271.43                        1.21                  365                    1.16
Tennessee                                 8,246,434.01                        2.16                  648                    2.06
Texas                                    38,590,638.84                       10.13                3,287                   10.45
Utah                                      3,773,987.65                         .99                  332                    1.06
Virginia                                 17,023,837.32                        4.47                1,324                    4.21
Washington                               10,034,600.38                        2.63                  864                    2.75
Wisconsin                                 3,244,181.55                         .85                  273                     .87

Other(3)                                  7,356,062.58                        1.93                  659                    2.10

TOTAL                                  $381,031,094.44                      100.00%              31,442                  100.00%

-----------------------------
(1)  Aggregate Principal Balances include some portion of accrued interest
(2)  Percentages may not add to 100% because of rounding.
(3)  States with Aggregate Principal Balances less than $1,500,000.

                                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)
                             Class A-1                                                 Class A-2
                               Notes                                                     Notes

Distribution Date  0.0%          1.0%          1.7%          2.5%           0.0%           1.0%           1.7%            2.5%
-----------------  ----          ----          ----          ----           ----           ----           ----            ----

Initial             100           100           100           100            100            100            100             100
6/5/98               93            90            87            84            100            100            100             100
7/5/98               85            77            72            65            100            100            100             100
8/5/98               76            64            55            45            100            100            100             100
9/5/98               67            51            39            25            100            100            100             100
10/5/98              58            38            23             6            100            100            100             100
11/5/98              48            24             7             0            100            100            100              91
12/5/98              39            11             0             0            100            100             94              79
1/5/99               30             0             0             0            100             99             84              66
2/5/99               20             0             0             0            100             90             74              54
3/5/99               11             0             0             0            100             82             64              43
4/5/99                1             0             0             0            100             75             56              35
5/5/99                0             0             0             0             94             69             49              26
6/5/99                0             0             0             0             94             64             42              17
7/5/99                0             0             0             0             89             58             35               9
8/5/99                0             0             0             0             85             52             29               1
9/5/99                0             0             0             0             81             47             22               0
10/5/99               0             0             0             0             77             41             15               0
11/5/99               0             0             0             0             73             36              9               0
12/5/99               0             0             0             0             69             30              2               0
1/5/00                0             0             0             0             65             25              0               0
2/5/99                0             0             0             0             61             20              0               0
3/5/00                0             0             0             0             57             14              0               0
4/5/00                0             0             0             0             52              9              0               0
5/5/00                0             0             0             0             48              4              0               0
6/5/00                0             0             0             0             43              0              0               0
7/5/00                0             0             0             0             39              0              0               0
8/5/00                0             0             0             0             34              0              0               0
9/5/00                0             0             0             0             29              0              0               0
10/5/00               0             0             0             0             25              0              0               0
11/5/00               0             0             0             0             20              0              0               0
12/5/00               0             0             0             0             15              0              0               0
1/5/01                0             0             0             0             10              0              0               0
2/5/01                0             0             0             0              5              0              0               0
3/5/01                0             0             0             0              0              0              0               0
4/5/01                0             0             0             0              0              0              0               0
5/5/01                0             0             0             0              0              0              0               0
6/5/01                0             0             0             0              0              0              0               0
7/5/01                0             0             0             0              0              0              0               0
8/5/01                0             0             0             0              0              0              0               0
9/5/01                0             0             0             0              0              0              0               0
10/5/01               0             0             0             0              0              0              0               0
11/5/01               0             0             0             0              0              0              0               0
12/5/01               0             0             0             0              0              0              0               0
1/5/02                0             0             0             0              0              0              0               0
2/5/02                0             0             0             0              0              0              0               0
3/5/02                0             0             0             0              0              0              0               0
4/5/02                0             0             0             0              0              0              0               0
5/5/02                0             0             0             0              0              0              0               0
6/5/02                0             0             0             0              0              0              0               0
7/5/02                0             0             0             0              0              0              0               0
8/5/02                0             0             0             0              0              0              0               0
9/5/02                0             0             0             0              0              0              0               0
Weighted Average
Life in  Years(2)  0.46          0.32          0.26          0.21           1.91           1.29           1.00            0.79

----------------
(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

                                PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                                              Class A-3 Notes
                      ------------------------------------------------------------------------------------------
Distribution Date      0.0%                        1.0%                        1.7%                        2.5%
-----------------     ----                        ----                        ----                        ----

Initial                100                         100                         100                         100
6/5/98                 100                         100                         100                         100
7/5/98                 100                         100                         100                         100
8/5/98                 100                         100                         100                         100
9/5/98                 100                         100                         100                         100
10/5/98                100                         100                         100                         100
11/5/98                100                         100                         100                         100
12/5/98                100                         100                         100                         100
1/5/99                 100                         100                         100                         100
2/5/99                 100                         100                         100                         100
3/5/99                 100                         100                         100                         100
4/5/99                 100                         100                         100                         100
5/5/99                 100                         100                         100                         100
6/5/99                 100                         100                         100                         100
7/5/99                 100                         100                         100                         100
8/5/99                 100                         100                         100                         100
9/5/99                 100                         100                         100                          84
10/5/99                100                         100                         100                          66
11/5/99                100                         100                         100                          48
12/5/99                100                         100                         100                          31
1/5/00                 100                         100                          91                          15
2/5/00                 100                         100                          77                           0
3/5/00                 100                         100                          64                           0
4/5/00                 100                         100                          50                           0
5/5/00                 100                         100                          37                           0
6/5/00                 100                          97                          24                           0
7/5/00                 100                          85                          11                           0
8/5/00                 100                          73                           0                           0
9/5/00                 100                          62                           0                           0
10/5/00                100                          50                           0                           0
11/5/00                100                          39                           0                           0
12/5/00                100                          28                           0                           0
1/5/01                 100                          17                           0                           0
2/5/01                 100                           5                           0                           0
3/5/01                  99                           0                           0                           0
4/5/01                  87                           0                           0                           0
5/5/01                  75                           0                           0                           0
6/5/01                  62                           0                           0                           0
7/5/01                  50                           0                           0                           0
8/5/01                  37                           0                           0                           0
9/5/01                  24                           0                           0                           0
10/5/01                 11                           0                           0                           0
11/5/01                  0                           0                           0                           0
12/5/01                  0                           0                           0                           0
1/5/02                   0                           0                           0                           0
2/5/02                   0                           0                           0                           0
3/5/02                   0                           0                           0                           0
45/02                    0                           0                           0                           0
5/5/02                   0                           0                           0                           0
6/5/02                   0                           0                           0                           0
7/5/02                   0                           0                           0                           0
8/5/02                   0                           0                           0                           0
9/5/02                   0                           0                           0                           0
Weighted Average Life 3.14                        2.40                        1.90                        1.48
 in Years(2)

(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

                                    PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS PERCENTAGES(1)

                                        Class A-4 Notes                                           Class A-5 Notes
                      -----------------------------------------------          ---------------------------------------------------

Distribution Date      0.0%          1.0%          1.7%          2.5%           0.0%           1.0%           1.7%            2.5%
-----------------     ----          ----          ----          ----           ----           ----           ----            ----
Initial                100           100           100           100            100            100            100             100
6/5/98                 100           100           100           100            100            100            100             100
7/5/98                 100           100           100           100            100            100            100             100
8/5/98                 100           100           100           100            100            100            100             100
9/5/98                 100           100           100           100            100            100            100             100
10/5/98                100           100           100           100            100            100            100             100
11/5/98                100           100           100           100            100            100            100             100
12/5/98                100           100           100           100            100            100            100             100
1/5/99                 100           100           100           100            100            100            100             100
2/5/99                 100           100           100           100            100            100            100             100
3/5/99                 100           100           100           100            100            100            100             100
4/5/99                 100           100           100           100            100            100            100             100
5/5/99                 100           100           100           100            100            100            100             100
6/5/99                 100           100           100           100            100            100            100             100
7/5/99                 100           100           100           100            100            100            100             100
8/5/99                 100           100           100           100            100            100            100             100
9/5/99                 100           100           100           100            100            100            100             100
10/5/99                100           100           100           100            100            100            100             100
11/5/99                100           100           100           100            100            100            100             100
12/5/99                100           100           100           100            100            100            100             100
1/5/00                 100           100           100           100            100            100            100             100
2/5/00                 100           100           100            99            100            100            100             100
3/5/00                 100           100           100            88            100            100            100             100
4/5/00                 100           100           100            77            100            100            100             100
5/5/00                 100           100           100            66            100            100            100             100
6/5/00                 100           100           100            56            100            100            100             100
7/5/00                 100           100           100            46            100            100            100             100
8/5/00                 100           100            99            37            100            100            100             100
9/5/00                 100           100            90            27            100            100            100             100
10/5/00                100           100            82            19            100            100            100             100
11/5/00                100           100            74            10            100            100            100             100
12/5/00                100           100            66             2            100            100            100             100
1/5/01                 100           100            58             0            100            100            100               0
2/5/01                 100           100            50             0            100            100            100               0
3/5/01                 100            96            43             0            100            100            100               0
4/5/01                 100            88            36             0            100            100            100               0
5/5/01                 100            81            29             0            100            100            100               0
6/5/01                 100            73            22             0            100            100            100               0
7/5/01                 100            66            16             0            100            100            100               0
8/5/01                 100            59            10             0            100            100            100               0
9/5/01                 100            51             4             0            100            100            100               0
10/5/01                100            44             0             0            100            100             96               0
11/5/01                 99            37             0             0            100            100              0               0
12/5/01                 89            30             0             0            100            100              0               0
1/5/02                  79            24             0             0            100            100              0               0
2/5/02                  69            17             0             0            100            100              0               0
3/5/02                  59            10             0             0            100            100              0               0
4/5/02                  49             4             0             0            100            100              0               0
5/5/02                  39             0             0             0            100             95              0               0
6/5/02                  28             0             0             0            100              0              0               0
7/5/02                  17             0             0             0            100              0              0               0
8/5/02                   6             0             0             0            100              0              0               0
9/5/02                   0             0             0             0              0              0              0               0
Weighted Average
Life in Years(2)      3.89          3.34          2.75          2.13           4.27           4.02           3.44            2.61

(1)  The percentages in this table have been rounded to nearest whole number.
(2) The weighted average life of a Note is determined by (i) multiplying the amount of each principal payment on a Note by the number of years from the date of the issuance of the Note to the related Distribution Date, (ii) adding the results and (iii) dividing the sum by the related initial principal amount of the Note.

DELINQUENCY AND LOAN LOSS INFORMATION


     The following tables set forth information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all Receivables it has purchased and serviced. This information includes the experience with respect to all Receivables in AmeriCredit's portfolio of Receivables serviced during each such period, including Receivables which do not meet the criteria for selection as a Receivable.

                                                                                         DELINQUENCY EXPERIENCE
                                       Financed Vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.

                                                   At March 31,                                       At June 30,
                                     ----------------------------------------------------------------------------------------------
                                           1998                    1997                      1997                     1996
                                     Number of               Number of                 Number of                 Number of
                                     Contracts      Amount   Contracts      Amount     Contracts     Amount     Contracts    Amount
                                     ---------     --------  ----------     --------   ---------   ----------   ---------   -------
Portfolio at end of period(1)        181,859      $1,924,796     94,871     $927,655     112,847   $1,138,255      59,913   $523,981
Period of Delinquency(2)
  31-60 days(3)                       10,087         103,152      5,757       53,529       7,761       73,956       3,886     31,723
  61-90 days                           2,160          22,392      1,569       14,521       2,164       20,213       1,215      9,959
  91 days or more                      5,510          53,083      3,247       28,371       3,467       31,012       1,696     13,631
                                     -----------------------------------------------------------------------------------------------
Total Delinquencies(4)                17,757      $  178,627     10,573     $ 96,421      13,392   $  125,181       6,797   $ 55,313

Total Delinquencies as
 a Percent of the Portfolio             9.8%            9.3%      11.1%        10.4%       11.9%        11.0%       11.3%      10.6%

--------------------------
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)  Amounts shown do not include loans which are less than 31 days delinquent.
(4) Financed Vehicles which have been repossessed but not yet liquidated are considered delinquent accounts in the table above.


                                                             CREDIT LOSS EXPERIENCE
------------------------------------------------------------------------------------------------------------------------------------
                                                          Nine months Ended March 31,                   Fiscal Year Ended June 30,


                                                            1998               1997                  1997                 1996
                                                          ----------        ---------             ----------            --------
Period-End Principal Outstanding(1)                       $1,924,796         $927,655             $1,138,255            $523,981
Average Month-End Amount Outstanding During
 the Period(1)                                             1,495,784          709,320                792,155             357,966

Net Charge-Offs(2)                                            60,918           29,084                 43,231              19,974
Net Charge-Offs as a Percentage of Period-End                    4.2%             4.2%                   3.8%                3.8%
 Principal Outstanding
Net Charge-Offs as a Percent of Average
 Month-End Amount Outstanding                                    5.4%             5.5%                   5.5%                5.6%

(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.